EXHIBIT 10.1


         PART I - Final Contract

                                                            Contract: 23358
                                                            Release: 1
                                                            Executed: 05/04/04
Project Hanford                                             Printed: May 4, 2004
                                                            Page: 1 of 12


Mail Invoice To:                            Vendor:
Fluor Hanford                               MR3 SYSTEMS
Accounts Payable Mail Stop: G1-80           435 Brannan Street, Suite 200
P.O. Box 1000                               San Francisco, California 94107-1780
Richland, Washington 99352
ap_accruals@rl.gov

Please Direct Inquiries to:                 Work Location:
Name: Arthur T. Broady                      Fluor Hanford
Title:  Contract Specialist                 Richland, Washington 99352
Phone:  509-376-1378
Fax:  509-373-9107

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Title:                              CONTRACT
MR3 System Chromium +6 Groundwater Remediation System
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Total Value: $380,000.00                USD **NOT TO EXCEED**
Pricing Method: Firm Fixed Price

Contract Type: FFP                          Start Date: May 4,2004
Project: Groundwater Protection Project     End Date: September 30, 2004


------------------------------------        ------------------------------------
    Vendor Authorized Signature                     Authorized Signature


        /s/ RANDALL S. REIS                         /s/ ARTHUR T. BROADY
------------------------------------        ------------------------------------
         Printed Name/Title                          Printed Name/Title


May 4, 2004             415-947-1090        May 4, 2004           (509) 376-1378
-----------             ------------        -----------           --------------
Date Signed                Phone            Date Signed               Phone

                                  Page 1 of 12
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                                    CONTENTS

         1.1    Statement of Work (SOW) ...................................... 2
         1.2    Basic Requirements Agreement ................................. 2
         1.3    Award Notification ........................................... 2
         1.4    Term of Contract ............................................. 3
         1.5    Document Transmittals ........................................ 3
         1.6    Authorized Personnel ......................................... 3
         1.7    Contractor Submittals - Contract ............................. 3
         1.8    Schedule ..................................................... 4
         1.9    Electronic Mail Capability ................................... 4
         1.10   Requests for Clarification or Information .................... 4
         1.11   Designation of Technical Representative ...................... 4
         1.12   Options ...................................................... 5
         1.13   Startup Assistance ........................................... 5
         1.14   Work Schedules ............................................... 5
         1.14.1 Integrated Safety and Health Management (ISMS) ............... 5
         1.15   Limitation of Liability - Services ........................... 5
         1.16   Security ..................................................... 6
         1.17   Contractor Acknowledgement ................................... 8
         1.18   Independent Contractor ....................................... 8
2.0      Certification Regarding Substance Abuse at DOE Sites ................ 8


1.1      Statement of Work (SOW)

The attached Statement of Work, Cr+6 Groundwater Remediation System, dated: May 4, 2004, Revision: 2 (enclosed), identifies the scope and performance expectations of the contract. The SOW is incorporated into and made a part of this contract along with all of the other clauses and terms identified herein.

1.2      Basic Requirements Agreement

The purpose for this contract for establishing a basic requirements agreement for a period not to exceed six months starting May 4, 2004.

1.3      Award Notification

The Contractor is hereby notified that effective May 4, 2004, the Contractor is awarded a firm fixed price type contract for the delivery, installation, and performance of the MR3 System in accordance with all the requirements and conditions set forth or by reference in the SOW for $380,000.00. This purchase will be include an initial payment of 50% within ten work days following the effective date of the award. The remaining 50% is due within ten work days following successful completion of all installation, pre-testing, and successful completion of the treatability testing defined in the SOW. In the event the MR3 System fails to meet the performance standards at the conclusion of the treatability test as defined in the SOW, the system will be returned to the Contractor within thirty days at the Contractor's expense with a full refund of the initial payment. If contamination of the system occurs prior to the

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

completion of the testing phase, FH will make final payment and retain the system on site. Final Language Pending

1.4      Term of Contract

The term of this Contract shall commence on the date of award and shall end on September 30, 2004, unless extended by the parties or unless terminated by other provisions of this Contract.

1.5      Document Transmittals

The Contractor shall utilize a document transmittal system for the exchange of data and information during the performance of work under this Contract. The transmittal shall contain (1) a unique identification number, (2) a brief identification of the document(s) including revisions, (3) the date of the transmittal, (4) purpose of the transmittal, including required action (if any)
(5) signature of supplier representative, and (6) means or provisions for receipt acknowledgement by the Buyer.

1.6      Authorized Personnel

Only the following named Contract individuals are authorized to make changes to this document:

Contract Specialist, Arthur T. Broady

Contracts Manager, Michael L. Brubaker

1.7      Contractor Submittals - Contract

The Contractor submittals identified herein on the Submittal Register shall be submitted by the Contractor using the Supplier Document Submittal Form (SDSF) (available at www.hanford.gov/pmm/downloads/download.htm). Instructions for completion of the SDSF are included with the form. The quantity, frequency and type of submittal shall agree with the requirements set forth on the Submittal Register. A Submittal Number, entered on the SDSF by the Contractor in accordance with the submittal register, shall be used to identify each submittal. Engineering controlled Vendor Information (VI) content shall be identified on the SDSF when indicated on the Submittal Register. SDSF forms may be copied for submittals with different submittal dates. When any submission is returned to the Contractor with a request for resubmission (i.e., marked as: "B" and "Resubmit - Yes"; or "C" Revise and Resubmit) the Contractor shall resubmit all corrected documents within the time specified on the resubmission notice or if no time is specified therein within ten (10) working days from the disposition date. New submittals shall require the Contractor to contact the Buyer if additional Submittal Numbers are required.

Changes to a Contractor's deliverables, that have not been accepted by FH as complete shall be re-submitted using the SDSF form and in accordance with a Contractor's FH approved Quality Assurance and/or Engineering Program.

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1.8      Schedule

The Contractor shall submit for Buyer's approval a firm-delivery schedule within one week after acceptance of Contract. The approved schedule shall become a part of the Contract. The MR3 System must be physically on-site not later than June 15, 2004.

The schedule shall show the estimated date and time of delivery and requirements for installation along with any physical or electrical requirements to complete installation.

The schedule shall be in sufficient detail to permit close administrative control of engineering, deliveries, work in progress, and completion of demonstration. The above schedule shall be updated by the Contractor and furnished to the Buyer on the first day of each month, and continue throughout the life of the Contract.

1.9      Electronic Mail Capability

The Contractor shall provide and maintain Internet and electronic mail capability for the duration of the Contract. The Contractor email account shall be able to send and receive attached documents of up to 1/2 megabyte in size. Correspondence and Administrative messages concerning this contract will be conducted via email in current versions of Microsoft Office applications, ASCII text, RTF, PDF, ZIP and other commonly used file formats. In addition, information, data and forms may be posted on the Buyer's Internet web site for downloading by the contractor.

1.10     Requests for Clarification or Information

Where necessary, the Contractor may elect to submit a formal requests for Clarification or Information as necessary to obtain technical clarifications using the Request for Clarification or Information (RCI) Form (available at www.hanford.gov/pmm/downloads/download.htm). Instructions for completion of the RCI Form are included with the form. The inquiry portion of the RCI Form shall be completed by the Contractor, including a determination of priority and an identification of schedule delay with the issue, if applicable. RCI Form numbering shall be left blank and assigned by FH upon receipt. FH will complete an evaluation, and provide a disposition and determine additional actions required, when appropriate. The purpose of the form is to facilitate formal communications when necessary.

1.11     Designation of Technical Representative

The Buyer hereby designates the following as the Buyer's Technical Representative, (BTR) for this Contract: Name/phone/mail stop: Jared D. Isaacs,
(509) 373,3805, E6-35. The Technical Lead for this project is Kurt Lenkersdorpher/373-5182/E6-35.

The BTR is responsible for monitoring and providing technical guidance for this Contract and should be contacted regarding questions or problems of a technical nature. The BTR is also responsible for appropriate surveillance of the Contractors representative while on site. In no event, however, will an understanding or agreement, modification, change order, or any deviation from the terms of this Contract be effective or binding upon the Buyer unless formalized by proper Contract documents executed by the Contract Specialist prior to completion of this Contract. On all matters that pertain to Contract terms, the Contractor shall contact the Contract Specialist specified within this Contract. When in the opinion of the Contractor, the BTR requests or directs efforts outside the existing scope of the Contract, the Contractor shall

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

promptly notify the Contract Specialist in writing. The BTR does not possess any explicit, apparent or implied authority to modify the contract. No action should be taken until the Contract Specialist makes a determination and/or modifies the contract.

1.12     Options

Non Applicable

1.13     Startup Assistance

Contractor is responsible for all costs associated with Contractor personnel used for purposes of installment and testing including labor cost, travel, and per diem. Any additional cost resulting from the Buyer's request for support beyond the normal scope of the installation and demonstration activity, shall be the responsibility of the Buyer in accordance with the Federal Travel Regulations.

1.14     Work Schedules

NOTICE: Daily work schedules, facility operations and holidays are NOT consistent on the Hanford Site. In addition, some organizations and facilities observe alternate Friday closures.

Accordingly, the Contractor shall make specific schedule arrangements with the Buyers Technical Representative and/or facility manager in advance of performance.

The Buyer will not be liable for the cost of any delays which result from Contractor's failure to obtain a specific schedule agreement in advance.

1.14.1   Integrated Safety and Health Management (ISMS)

All work performed on the Hanford site shall be accomplished safely in accordance with all applicable Environmental, Safety and Health Requirements. Reference Special Provision SP-5, section 2.

Based on a review of the works scope for this contract, the Buyer has determined that this contract merits increased attention to safety performance. Accordingly contractor is required to apply the guiding principles and core function of ISMS as referred to in the Special Provisions.

The contractor shall submit a document acceptable to the Buyer describing how the core functions will be implemented (unless specifically waived by Buyer) before performing any work on site.

1.15     Limitation of Liability - Services


         1. Except as provided in paragraphs 2 and 3 below, and except to the extent that the Contractor is expressly responsible under this Contract for deficiencies in the services required to be performed under it (including any materials furnished in conjunction with those services), the Contractor shall not be liable for loss of or damage to property of the Government that (1) occurs after Buyer acceptance of services performed under this Contract and (2) results from any defects or deficiencies in the services performed or materials furnished.

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

         2. The limitation of liability under paragraph 1 above shall not apply when a defect or deficiency in, or the Buyer's acceptance of, services performed or materials furnished results from willful misconduct or lack of good faith on the part of any of the Contractor's managerial personnel. The term "Contractor's Managerial Personnel", as used in this clause, means the Contractor's directors, officers, and any of the Contractor's managers, superintendents, or equivalent representatives who have supervision or direction of:

              a.   All or substantially all of the Contractor's business;

              b. All or substantially all of the Contractor's operations at any one plant, laboratory, or separate location at which the Contract is being performed; or

              c. A separate and complete major industrial operation connected with the performance of the Contract.

         3. If the Contractor carries insurance, or has established a reserve for self-insurance, covering liability for loss or damage suffered by the Government or the Buyer through the Contractor's performance of services or furnishing of material under this Contract, the Contractor shall be liable to the Government or the Buyer, to the extent of such insurance or reserve, for loss of or damage to property of the Government occurring after Buyer's acceptance of, and resulting from any defects and deficiencies, in services performed or materials furnished under this Contract.

         4. The Contractor shall include this clause, including this paragraph, supplemented as necessary to reflect the relationship of the contracting parties, in all lower-tier subcontracts over $25,000.

1.16     Security

         1.    Responsibility

               It is the Contractor's duty to safeguard all classified information, Special Nuclear Material, and other U.S. Department of Energy (DOE) property. The Contractor shall, in accordance with DOE security regulations and requirements, be responsible for safeguarding all classified information, and protecting against sabotage, espionage, loss and theft, the classified documents and material in the Contractor's possession in connection with the performance of work under this Contract. Except as otherwise expressly provided in this Contract, the Contractor shall, upon completion or termination of this Contract, transmit to Buyer any classified matter in the possession of the Contractor or any person under the Contractor's control in connection with performance of this Contract.

               If retention by the Contractor of any classified matter is required after the completion or termination of the Contract and such retention is approved by the Buyer, the Contractor will complete a certificate of possession to be furnished to Buyer specifying the classified matter to be retained. The certification shall identify the items and types or categories of matter retained, the conditions governing the retention of the matter, and the period of retention, if known. If the retention is approved by the Buyer, the security provisions of this Contract will continue to be applicable to the matter retained. Special Nuclear Material will not be retained after the completion or termination of this Contract.

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

         2.    Regulations (Copy to be provided to Contractor)

               The Contractor agrees to conform to all security regulations and requirements of DOE.

         3.    Definition of Classified Information

               The term "Classified Information" means restricted data, formerly restricted data, or national security information.

         4.    Definition of Restricted Data

               The term "Restricted Data" means all data concerning (1) design, manufacture, or utilization of atomic weapons; (2) the production of Special Nuclear Material; or (3) the use of Special Nuclear Material in the production of energy, but shall not Include data declassified or removed from the restricted data category pursuant to section 142 of the Atomic Energy Act of 1954, as amended.

         5.    Definition of Formerly Restricted Data

               The term "Formerly Restricted Data" means all data removed from the restricted data category under section 142.D of the Atomic Energy Act of 1954, as amended.

         6.    Definition of National Security Information

               The term "National Security Information" means any information or material, regardless of its physical form or characteristics, that is owned by, produced for or by, or is under the control of the United States Government, that has been determined pursuant to executive order 12356 or prior Contracts to require protection against unauthorized disclosure, and which is so designated.

         7.    Definition of Special Nuclear Material (SNM)

               SNM Means: (1) Plutonium, uranium enriched in the isotope 238 or in the isotope 235, and any other material which pursuant to the provisions of section 51 of the Atomic Energy Act of 1954, as amended, has been determined to be special Nuclear Material, but does not Include source material; or (2) any material artificially enriched by any of the foregoing, but does not Include source material.

         8.    Security Clearance of Personnel

               The Contractor shall not permit any individual to have access to any classified information, except in accordance with the Atomic Energy Act of 1954 as amended, executive order 12356, and the DOE's Regulations or Requirements applicable to the particular level and category of classified information to which access is required.

         9.    Criminal Liability

               It is understood that disclosure of any classified information relating to the work or services ordered hereunder to any person not entitled to receive it, or failure to safeguard any classified information that may come to the Contractor or any person under the Contractor's control in connection with work under this Contract, may subject the Contractor, its Agents, Employees, or Subcontractors to criminal liability under the laws of the United States. (See the Atomic Energy Act of 1954, as

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

               amended, 42 U.S.C, 2100 ET SEQ.; 18 U.S.C. and 794, and executive order 12356).

         10.   Subcontracts and Contracts

               Except as otherwise authorized in writing by the Buyer, the Contractor shall insert provisions similar to the foregoing in all Subcontracts and Contracts under this Contract.

1.17     Contractor Acknowledgement

Contractor shall acknowledge this document as provided herein regardless of dollar value by signing and returning the cover page of this document.

1.18     Independent Contractor

         1. Contractor shall perform all work required by this Contract as an independent contractor and not as an agent or employee of the Buyer or the Government.

         2. Acceptance of this contract constitutes contractor's certification that any required business licenses, permits, tax identification requirements, principle place of business identification, etc. have been addressed and are the sole responsibility of contractor.

         3. Contractor shall pay all wages, salaries and other amounts due its employees in connection with this Contract. Contractor is responsible for all reports, obligations and payments regarding such employees relating to social security, state and federal taxes, license fees, withholding, unemployment compensation, workers compensation and similar matters. Upon the Buyer's written request, Contractor shall promptly provide documentation substantiating its compliance with the requirements of this paragraph.

         4. Contractor shall maintain complete control over its Employees, Agents, Representatives and Subcontractors at any tier and shall be responsible for the proper performance of all work required by this Contract, including any such work which may be done by Suppliers or Subcontractors at any tier.

         5. Contractor does not have, nor shall it represent that it has, any authority to bind the Buyer or the Government.

         6. Unless specifically identified in the contract, contractor shall supply and use its own equipment, supplies and means of performance.

2.0      Certification Regarding Substance Abuse at DOE Sites

Any contract awarded as a result of this solicitation will be subject to the policies, criteria, and procedures of 10 CFR part 707, "Workplace Substance Abuse Programs at DOE Sites."

Offeror certifies and agrees that it will provide to the Buyer its written workplace substance abuse program consistent with the requirements of 10 CFR part 707 pursuant to this solicitation, within 30 days after notification of selection for award OR award of a contract, whichever is occurs first.

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

Failure of offeror to certify in accordance with this requirement renders the offer non-responsive and the offeror ineligible for award.

In addition to other remedies available to Buyer or to the DOE in lieu of the Buyer, this certification concerns a matter within the jurisdiction of an agency of the United States and making false, fictitious, or fraudulent statements may render the maker subject to prosecution under Title 18, U.S.C., section 1001.


------------------------------------        ------------------------------------
             Signature*                                     Date


--------------------------------------------------------------------------------
Typed name and title of signatory

* Signature of officer/employee certifying regarding the offeror's workplace substance abuse program.


General Provisions for Commercial Items (revision 008, March 19, 2003)
The Buyer has designated this action as meeting the requirements for "commercial items" as defined in FAR part 2.101 and 12.501.
http://www.hanford.gov/pmm/downloads/Provisions/gp-com.pdf

Special Provisions - On-Site Services (SP-5 revision 006, December 23, 2003) http://www.hanford.gov/pmm/downloads/Provisions/sp-5r006.pdf

Special Provisions - General Transportation Instructions (SP-13 revision 001) http://www.hanford.gov/pmm/downloads/Provisions/sp-13.pdf


PART II - Representations and Certifications

The undersigned, on behalf of MR3 Systems, Inc., ("MR3") certifies that the following statements are current and accurate.

         1.0 The undersigned is authorized to represent MR3 in all matters related to pricing, terms and conditions, conduct of business, and buyer-MR3 relationships between MR3 and the Buyer.

         2.0 MR3 is an independent business concern free to enter into a binding agreement or contract with Buyer without any restrictions from another business entity or parent company.

         3.0 Prices have been arrived at independently, without consultation, communication, agreement, or condition that relates to this action by any other entity or competitor in violation of antitrust or anti-competitive laws. MR3 has not, and will not, disclose offered prices to any other entity or competitor prior to award of a resulting contract or cancellation of a solicitation. MR3 has not attempted to induce any other person or firm to submit, or not submit, an offer in response to this action. MR3 warrants that the prices offered do not exceed those currently offered to any other customer for the same or similar quantities of the same or similar goods or services.

         4.0 No person or company, other than MR3's employee(s) or affiliate firms, has/have been paid to solicit or obtain the contemplated contract nor has any agreement been made to pay a person or company a commission, fee, or any form of compensation contingent upon award of the contemplated contract.

         5.0 MR3 meets all requirements of federal and State of Washington statutes, ordinances, rules and regulations, codes, and orders related to equal employment opportunity and operation of non-segregated facilities. MR3 shall comply in every respect with the equal employment opportunity laws in performing this contract.

         6.0 MR3 has filed all reports required by Federal Executive Order 11246 and the U.S. Department of Labor, or any equal employment opportunity provision in any previous contract or subcontract with a federal government agency or Offeror.

         7.0 MR3 does not have 10 or more employees and has not been awarded any contract or subcontract of $10,000 or more within the last 12 months subject to E.O. 11246.

         8.0 Neither MR3 nor any of its principals: (a) are presently debarred, suspended, proposed for debarment, or ineligible for the award of contracts by any Federal agency; (b) have, within a 3-year period preceding this date, been convicted of or had a civil judgment rendered against them for commission of fraud or a criminal offense in connection with obtaining, attempting to obtain, or performing a public (federal, State, or local government) contract or subcontract; been in violation of Federal or state antitrust statutes relating to the submission of offers; or been convicted of embezzlement, theft, forgery, bribery, falsification or destruction of records, making false statements, or receiving stolen property; or been indicted for, or otherwise criminally or civilly charged by a governmental entity with, commission of any of the offenses enumerated in (b) above.

         9.0 MR3 has not, within a 3-year period preceding this date, had one or more contracts terminated for default by any Federal agency.

         10.0 MR3 agrees to comply with the provisions of the Federal Service Contract Act (SCA), P.L. 89-286, 41 U.S. Code 351, as amended, or applicable rulings and regulations of the U. S. Secretary of Labor, for services to be performed by categories of workers identified in the SCA.

         11.0 Any facility utilized in the performance of the contemplated contract with Buyer has not been listed on the Environmental Protection Agency List of Violating Facilities as provided in the Federal Clean Air or Clean Water Acts.

         12.0 MR3 certifies that all employees assigned to work on Buyer's premises or the Hanford Site are not under the influence of controlled substances. Assigned employees will be subject to

               MR3's substance abuse program with screening by a certified testing laboratory and are subject to random testing under the Buyer's program.

         13.0 Products offered are domestic end products as defined in the Buy American Act, 41 U.S.C. 10, as amended. MR3 shall identify any product in its offer along with the country of origin, which are of foreign origin, as defined in the Act.

         14.0 MR3 certifies that it has not (a) provided, attempted or offered to provide; (b) solicited, accepted or attempted to accept; or
               (c) included, directly or indirectly, the amount of any kickback as defined by 41 U.S.C. Sections U51-58 with respect to this action.

         15.0 Unless exempted below, MR3 shall provide a plan in accordance with FAR Part 19, 19.702 that separately addresses subcontracting opportunities with Small, Small Disadvantaged, HUB Zone, Service Disabled-Veteran and Women Owned Businesses. The plan will include base years and separate option years, if any, included in the contract. The subcontracting plan must be submitted and accepted by the Buyer prior to award.

               Good-faith compliance with the approved plan is a requirement of acceptable contract performance unless the Buyer granted an exemption prior to award for one of the following circumstances:

               1. MR3 is a Small Business as defined in accordance with 13 Code of Federal Regulations (CFR), part 121 and FAR Part 19, 19.001.

               2. Subcontracting opportunities are not offered with respect to the proposed Contract.

               3. The proposed Contract is not expected to exceed $500,000 or $1,000,000 (if for construction of a public facility).

               4. The proposed Contract will be performed entirely outside of the U.S., its territories and possessions, the District of Columbia and the Commonwealth of Puerto Rico.

         16.0 MR3 certifies that, to the best of its knowledge and belief, no facts exist relevant to any past, present, or currently planned interest or activity (financial, contractual, personal, organizational, or otherwise) that relate to this Contract; and bear on whether MR3 has a possible conflict of interest with respect to (a) being able to render impartial, technically sound, and objective assistance or advice; or (b) being given unfair competitive advantage.

               If any actual or potential conflict of interest or unfair competitive advantage does or may exist with respect to this Contract, MR3 shall provide a description of any past (within the past twelve months), present, or currently planned financial, contractual, organizational, or other interests relating to the performance of the statement of work. The description shall contain enough information to allow a meaningful evaluation of the potential effect of the interest on the performance of the statement of work

         17.0 MR3 agrees to submit and maintain an accurate Vendor Registration Form (www.hanford.gov/pmm/) including MR3's proper legal name, tax status and business description as defined by the Small Business Administration (www.sba.gov) and in the federal Small Business Act (P.L. 85-536).

         18.0 Based on the Small Business Administration size standard for the NAICS code identified by the Buyers for this action, MR3's business size is classified as____ Large ___X__ Small

These certification statements concern matters within the jurisdiction of an agency of the United States. Making a false, fictitious, or fraudulent certification may render MR3 subject to prosecution under Section 1001, Title 18, United States Code. The Buyer may withhold an award or terminate a contract based on any negative responses to the certifications above and/or MR3's failure to adequately describe the conditions of the response.

MR3 agrees that the certifications and conditions provided herein are a material and binding part of, and are hereby incorporated by reference into, any offer and resulting contract with Buyer for which these Representations and Certifications are submitted unless specifically excluded and agreed by Buyer in the Contract.

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Offeror                                     Tax ID
MR3 Systems, Inc.                           68-0259003
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Authorized Representative                   Title
Randall S. Reis                             Chairman of the Board
--------------------------------------------------------------------------------
Signature                                   Date
/s/ RANDALL S. REIS                         04/14/2004
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Internet Homepage Address                   Email address
www.mr3systems.com                          rreis@mr3systems.com
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